UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

______________________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
______________________________

Date of Report (Date of earliest event reported): July 16, 2015

COMMUNITY FINANCIAL SHARES, INC.
(Exact name of registrant as specified in charter)

Maryland (State or other jurisdiction of incorporation)	0-51296 (Commission File Number)	36-4387843 (IRS Employer Identification No.)

357 Roosevelt Road, Glen Ellyn, Illinois 60137
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (630) 545-0900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders

The special meeting of shareholders of Community Financial Shares, Inc. (the “Company”) was held on July 16, 2015 to vote on the proposals set forth in the proxy statement/prospectus dated May 29, 2015 and first mailed to the Company’s stockholders on or about June 5, 2015.  The final results for each of the matters submitted to a vote of stockholders at the special meeting are set forth below.  The results below reflect the aggregate vote by the holders of the Company’s common stock and Series C Convertible Noncumulative Perpetual Preferred Stock (the “Series C Preferred Stock”), on a fully converted basis, on each proposal.  Each share of Series C Preferred Stock is convertible into 100 shares of common stock and was therefore entitled to 100 votes on each matter submitted to a vote of stockholders at the special meeting. With respect to proposals 1 and 2 submitted to a vote of stockholders at the special meeting, the Series C Preferred Stock also voted as a separate class on a fully converted basis. With respect to proposal 3 submitted to a vote of stockholders at the special meeting, the Series D Noncumulative Preferred Stock (the “Series D Preferred Stock”) voted separately as a class, with each share of Series D Preferred Stock entitled to one vote on the matter. With respect to proposal 4 submitted to a vote of stockholders at the special meeting, the Series E Noncumulative Preferred (the “Series E Preferred Stock”) voted separately as a class, with each share of Series E Preferred Stock entitled to one vote the matter. A total of 19,563,905 shares of the Company’s common stock and Series C Preferred Stock, out of a total of 22,764,888 outstanding shares of common stock and Series C Preferred Stock entitled to vote as of the record date - consisting of 10,781,988 shares of common stock and 119,829 shares of Series C Preferred Stock entitled to 11,982,900 votes on an as converted basis - were present in person or represented by proxy at the special meeting, which constituted a quorum.

1.           A proposal to approve the agreement and plan of merger, dated as of March 2, 2015, among Wintrust Financial Corporation, an Illinois corporation, Wintrust Merger Sub LLC, an Illinois limited liability company (“Merger Sub”) and the Company (“merger agreement”) and the transactions contemplated by the merger agreement, including the merger of the Company with and Merger Sub (“the merger”), was approved by the following vote:

COMMON STOCK AND SERIES C PREFERRED STOCK VOTES:

For	Against	Abstain	Broker Non-Votes
19,519,112	38,117	6,676	0

SERIES C PREFERRED STOCK VOTES:

For	Against	Abstain	Broker Non-Votes
11,832,900	0	0	0

SERIES D PREFERRED STOCK VOTES:

For	Against	Abstain	Broker Non-Votes
65,427	0	0	0

SERIES E PREFERRED STOCK VOTES:

For	Against	Abstain	Broker Non-Votes
5,990	0	0	0

2.    A proposal to approve amendments to the articles supplementary to the articles of incorporation of the Company providing for, among other amendments, the automatic conversion of each share of Series C Preferred Stock into 100 shares of common stock of the Company immediately prior to the effective time of the merger was approved by the following vote:

COMMON STOCK AND SERIES C PREFERRED STOCK VOTES:

For	Against	Abstain	Broker Non-Votes
19,499,289	43,645	20,971	0

COMMON STOCK VOTES:

For	Against	Abstain	Broker Non-Votes
7,663,789	43,645	20,971	0

SERIES C PREFERRED STOCK VOTES:

For	Against	Abstain	Broker Non-Votes
11,832,900	0	0	0

3.           A proposal to approve amendments to the articles supplementary to the articles of incorporation of the Company providing for, among other amendments, the automatic conversion of each share of Series D Preferred Stock into 100 shares of common stock of the Company immediately prior to the effective time of the merger was approved by the following vote:

COMMON STOCK AND SERIES C PREFERRED STOCK VOTES:

For	Against	Abstain	Broker Non-Votes
19,496,689	43,645	23,571	0

SERIES D PREFERRED STOCK VOTES:

For	Against	Abstain	Broker Non-Votes
65,427	0	0	0

4.           A proposal to approve amendments to the articles supplementary to the articles of incorporation of the Company providing for, among other amendments, the automatic conversion of each share of Series  E Preferred Stock into 100 shares of common stock of the Company immediately prior to the effective time of the merger was approved by the following vote:

COMMON STOCK AND SERIES C PREFERRED STOCK VOTES:

For	Against	Abstain	Broker Non-Votes
19,496,689	43,645	23,571	0

SERIES E PREFERRED STOCK VOTES:

For	Against	Abstain	Broker Non-Votes
5,990	0	0	0

5.           A proposal to approve, on a non-binding, advisory basis, merger-related compensation arrangements with the Company’s named executive officers was approved by the following vote:

COMMON STOCK AND SERIES C PREFERRED STOCK VOTES:

For	Against	Abstain	Broker Non-Votes
19,127,991	380,564	55,350	0

The merger is expected to close on or about July 24, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FINANCIAL SHARES, INC.

Date: July 21, 2015	By:	/s/ Donald H. Wilson
Donald H. Wilson
President and Chief Executive Officer